SunCoke Energy, Inc. Q2 2022 Earnings Conference Call Exhibit 99.2

This slide presentation should be reviewed in conjunction with the Second Quarter 2022 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on August 2, 2022 at 11:30 a.m. ET. This presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only our beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke's Securities and Exchange Commission filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of the earnings release except as required by applicable law. In addition, throughout this presentation, we will use non-GAAP financial measures. Non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Reconciliations to the most comparable GAAP financial measures can be found in the Appendix to this presentation. Forward-Looking Statements

Q2 2022 Highlights Delivered Q2 ‘22 Adjusted EBITDA of $71.3M Continued strong performance across our coke and logistics operations Export and foundry coke initiatives continue to perform well Entered into a non-binding letter of intent with US Steel to manufacture granulated pig iron (GPI) SunCoke to acquire Granite City Works blast furnaces SunCoke to construct, own and operate 2.0M tons GPI facility 10 year initial term Meaningful increase in quarterly dividend demonstrates continued progress and stability in the underlying core businesses Increasing FY 2022 Adjusted EBITDA guidance range to $270M - $285M from original guidance of $240M - $255M See appendix for a definition and reconciliation of Adjusted EBITDA

Q2 2022 Financial Performance See appendix for a definition and reconciliation of Adjusted EBITDA Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke Q2 ’22 Corporate and Other Adj. EBITDA includes activity from our legacy coal mining business ($/share) ($ in millions) Adj. EBITDA(1) $3.3M Q2 2022 Earnings Review Q2 ‘22 EPS of $0.21, up $0.32 from the prior year quarter Prior year quarter EPS included a ($0.27) impact of debt extinguishment charges related to debt refinancing Adjusted EBITDA(1) of $71.3M, an increase of $3.3M from the prior year quarter Coke operations up $2.8M, driven by higher margins on export tons Logistics segment up $1.1M driven by API2 coal price adjustment benefit at CMT $0.32 Diluted EPS

Revolver Availability: $250.0M (Consolidated) Q2 ’22 Total Debt $610M Gross Leverage(1) 2.09x Net Leverage(1) 1.87x Gross leverage and Net leverage for Q2 2022 calculated using Last Twelve Month(LTM) Adjusted EBITDA Q2 2022 Liquidity Maintained strong liquidity position of ~$313M; Continued objective to strengthen the balance sheet ($ in millions)

Domestic Coke Performance and Guidance Domestic Coke Business Summary and 2022 Outlook M M M M M Sales Tons (Coke Production, Kt) Delivered Adj. EBITDA of $64.3M in Q2 ‘22 vs $61.4M in Q2 ‘21 Higher Adj. EBITDA driven by higher margins on export sales Lower production and sales driven by product mix and timing of outages Anticipate approximately $19M increase in Domestic Coke Adj. EBITDA versus original guidance for FY 2022 Driven by higher margin from export sales Expect FY 2022 coke sales volumes to remain unchanged from original guidance See appendix for a definition and reconciliation of Adjusted EBITDA (1) 962K 1,063K 1,007K 1,026K Coke results driven by higher margins on export sales; now expect 2022 Domestic Coke Adj. EBITDA to be $247M - $255M 1,056K $229M - $235M Kt Kt $243M ~ Kt ~ Kt $247M - $255M

$11.6M $9.6M $12.6M Logistics Business Summary and 2022 Outlook (Tons Handled, Kt) Logistics segment contributed $12.5M to Q2 ‘22 Adj. EBITDA CMT coal handling benefitted from API2 coal price adjustment Domestic terminals handled higher volumes but mostly offset by lower margin due to higher fuel costs Expect strong performance to continue through second half of the year Revised Logistics Full Year 2022 Adj. EBITDA guidance to ~$48M - $52M Full Year 2022 Anticipated Volumes: CMT Coal: ~6M CMT Other Products: ~4M Logistics (ex. CMT): ~11M (1) See appendix for a definition and reconciliation of Adjusted EBITDA. Strong commodities market continues to drive robust Logistics performance; now expect Logistics Adj. EBITDA to be $48M - $52M Logistics Performance and Guidance $34M - $40M $17M 18,700 – 20,700 ~ $43M 8,500 – 10,500 $48M - $52M ~ ~ ~

2022 Revised Guidance Summary Increasing Adjusted EBITDA guidance by approximately $30M driven by higher margins on export coke sales and API2 coal price benefit at CMT See appendix for a definition and reconciliation of Adjusted EBITDA Domestic coke sales for 2022 estimate includes production for foundry and export sales Domestic Coke Adj. EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales Capital expenditure guidance excludes the impact of capitalized interest See appendix for a definition and reconciliation of Free Cash Flow (FCF) See appendix for definition and reconciliation of Adjusted EBITDA See appendix for definition and reconciliation of Free Cash Flow (FCF)

Further strengthen customer relationships and grow market share for long term success Support full capacity utilization of cokemaking assets Build on the Commercial Success of Foundry/Export Business 2022 Key Initiatives $270M - $285M Adjusted EBITDA Achieve 2022 Financial Objectives Deliver Safety/Operational Excellence and Offset Inflationary Pressures Continue to deliver strong safety and operational excellence Continued focus on developing projects to minimize inflationary impacts Continue work on further diversifying CMT with new product and customer mix Pursue New Customers for Logistics Business Continue to execute against our well-established capital allocation priorities of deleveraging, exploring Granite City GPI opportunity and returning capital to shareholders via increased dividends Pursue Balanced Capital Allocation

APPENDIX

Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt and transaction costs. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income or any other measure of financial performance presented in accordance with GAAP. Additionally, other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC represents Adjusted EBITDA less Adjusted EBITDA attributable to non-controlling interests. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP. Definitions

Coke Facility Capacity and Contract Duration/Volume Capacity represents blast furnace equivalent production capacity Represents production capacity for blast-furnace sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year.

Balance Sheet & Debt Metrics

2022 Guidance Reconciliation Reflects non-controlling interest in Indiana Harbor Costs incurred as part of the granulated pig iron project with U.S. Steel Free Cash Flow Reconciliation

SXC FCF/Share Reconciliation Costs incurred as part of the granulated pig iron project with U.S. Steel

Reconciliation to Adjusted EBITDA and Adjusted EBITDA attributable to SXC Reflects non-controlling interests in Indiana Harbor and the portion of the Partnership owned by public unitholders prior to the closing of the Simplification Transaction Costs incurred as part of the granulated pig iron project with U.S. Steel

Adjusted EBITDA and Adjusted EBITDA per ton (1) Corporate and Other includes the results of our legacy coal mining business.